UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 21, 2006

VANDA PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51863	03-0491827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(240) 599-4500
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE, DATED APRIL 21, 2006

Item 8.01  Other Events.
On April 21, 2006, the registrant announced that the underwriters of its initial public offering have exercised an over-allotment option granted in connection with such offering to purchase an additional 214,188 shares of its common stock. A copy of the registrant’s press release relating to the underwriters’ exercise of their over-allotment option is attached hereto as Exhibit 99.1.
Item 9.01  Financial Statements and Exhibits
(c)      Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 21, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
DATE: April 21, 2006	By:	/s/ Steven A. Shallcross
Steven A. Shallcross
Senior Vice President, Chief Financial Officer and Treasurer